UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 8, 2011
Date of Report (Date of earliest event reported)

SMART-TEK SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-29895	98-0206542
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1100 Quail Street, Suite 100, Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

949-851-9261
Registrant's telephone number, including area code

3702 South Virginia Street, Suite G12-401, Reno, NV, 89502
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 3, 2010, Perry Law tendered his letter of resignation as a Director of the issuer to be effective immediately.

ITEM 9.01: EXHIBITS

(d)

Exhibit No.	Exhibit
99.1	Resignation of Perry Law

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART-TEK SOLUTIONS INC.
Date: June 8, 2011
/s/ Brian Bonar
By:
Brian Bonar
Chief Executive Officer